Exhibit 99.1
HANDSTANDS HOLDING CORPORATION
CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

C O N T E N T S

INDEPENDENT AUDITORS' REPORT
To the Board of Directors
Handstands Holding Corporation
Coral Gables, Florida
We have audited the accompanying consolidated financial statements of Handstands Holding Corporation (a Delaware corporation) and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of comprehensive loss, stockholders' equity, and cash flows for the years then ended, and the related notes to the financial statements.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Handstands Holding Corporation and subsidiaries as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ WSRP, LLC
Salt Lake City, Utah
July 22, 2016

HANDSTANDS HOLDING CORPORATION
CONSOLIDATED BALANCE SHEETS
December 31, 2015 and 2014

	2015	2014
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$8,759,617	$1,126,960
Trade accounts receivable, net of allowance for doubtful accounts of $133,177 and $36,333, respectively	15,127,572	10,251,826
Other receivables	1,847,230	198,905
Inventories, net	20,722,476	15,742,771
Other current assets	3,153,416	2,221,871
TOTAL CURRENT ASSETS	49,610,311	29,542,333
EQUIPMENT AND IMPROVEMENTS, NET	3,253,708	2,110,409
OTHER ASSETS
Intangibles, net	105,933,942	66,317,097
Goodwill	58,028,753	33,184,254
Deposits	65,412	65,412
TOTAL ASSETS	$216,892,126	$131,219,505
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$5,436,064	$5,018,053
Accrued expenses	4,576,301	2,783,301
Other current liabilities	3,112,851	230,626
TOTAL CURRENT LIABILITIES	13,125,216	8,031,980
LONG‑TERM DEBT	133,776,620	52,117,156
REVOLVING LINE OF CREDIT PAYABLE	—	1,764,000
DEFERRED INCOME TAXES	22,650,585	24,928,350
TOTAL LONG‑TERM LIABILITIES	156,427,205	78,809,506
TOTAL LIABILITIES	169,552,421	86,841,486
COMMITMENTS AND CONTINGENCIES (NOTE 15)
STOCKHOLDERS' EQUITY
Common stock, $0.001 par value, 600,000 shares authorized, 521,451 and 488,250 shares issued and outstanding, respectively	521	488
Capital in excess of par value	53,584,479	48,824,512
Stock subscriptions receivable	(2,588,333)	(2,308,333)
Accumulated other comprehensive loss	(45,811)	(7,352)
Retained deficit	(3,611,151)	(2,131,296)
TOTAL STOCKHOLDERS' EQUITY	47,339,705	44,378,019
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$216,892,126	$131,219,505

The accompanying notes are an integral part of the financial statements.

HANDSTANDS HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
Years ended December 31, 2015 and 2014

	2015	2014
INCOME
Net sales	$90,641,007	$69,750,676
Cost of sales	53,810,979	41,178,694
GROSS PROFIT	36,830,028	28,571,982
EXPENSES
Selling and marketing	7,689,887	5,599,875
General and administrative	9,972,833	8,052,812
Research and development	2,298,366	2,396,637
Foreign exchange losses	10,639	45,595
Loss on disposal of equipment	—	701
Acquisition and related charges	2,586,664	27,870
Amortization of intangible assets	8,736,529	9,065,953
	31,294,918	25,189,443
OPERATING INCOME	5,535,110	3,382,539
OTHER INCOME (EXPENSE)
Interest income	26,860	25,103
Interest expense	(6,432,251)	(3,789,089)
Stockholder management fees	(60,675)	(31,252)
Other expenses	(116,742)	(174,956)
	(6,582,808)	(3,970,194)
Loss before income taxes	(1,047,698)	(587,655)
Income tax (expense) benefit	(432,157)	395,069
NET LOSS	(1,479,855)	(192,586)
OTHER COMPREHENSIVE LOSS, NET OF TAX
Foreign currency translation (loss) gain	(38,459)	4,204
TOTAL COMPREHENSIVE LOSS	$(1,518,314)	$(188,382)

The accompanying notes are an integral part of the financial statements.

HANDSTANDS HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
Years ended December 31, 2015 and 2014

	Common Stock		Capital in Excess of	Stock Subscriptions	Accumulated Other Comprehensive	Retained	Total Stockholders'
	Shares	Amount	Par Value	Receivable	Loss	Deficit	Equity
Balance January 1, 2014	487,750	$488	$48,774,512	$(2,275,000)	$(11,556)	$(1,938,710)	$44,549,734
Issuance of common stock	125	—	16,667	—	—	—	16,667
Issuance of shares of common stock for stock subscriptions receivable	375	—	33,333	(33,333)	—	—	—
Net loss	—	—	—	—	—	(192,586)	(192,586)
Foreign currency translation gain	—	—	—	—	4,204	—	4,204
Balance December 31, 2014	488,250	488	48,824,512	(2,308,333)	(7,352)	(2,131,296)	44,378,019
Issuance of common stock	31,248	31	4,479,969	—	—	—	4,480,000
Issuance of shares of common stock for stock subscriptions receivable	1,953	2	279,998	(280,000)	—	—	—
Net loss	—	—	—	—	—	(1,479,855)	(1,479,855)
Foreign currency translation loss	—	—	—	—	(38,459)	—	(38,459)
Balance December 31, 2015	521,451	$521	$53,584,479	$(2,588,333)	$(45,811)	$(3,611,151)	$47,339,705

The accompanying notes are an integral part of the financial statements.

HANDSTANDS HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years ended December 31, 2015 and 2014

	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,479,855)	$(192,586)
Adjustments to reconcile net loss to net cash flows from (used by) operating activities:
Depreciation	920,447	791,114
Amortization	9,579,012	9,266,781
Bad debts	(13,488)	12,573
Loss on disposal of equipment	—	701
Deferred income taxes	(2,644,042)	(3,509,171)

Changes in operating assets and liabilities:
Trade accounts receivable	(782,806)	(740,431)
Other receivables	(2,023,871)	2,185,986
Inventories	1,315,654	(3,052,567)
Prepaid expenses	(155,406)	(269,293)
Deposits	(129,091)	—
Accounts payable	(318,934)	1,001,428
Accrued expenses	1,017,963	(454,531)
Other current liabilities	1,204,685	(94,679)
Net cash flows from operating activities	6,490,268	4,945,325
CASH FLOWS FROM INVESTING ACTIVITIES
Cash from disposal of equipment	—	6,400
Cash paid for purchase of equipment	(623,246)	(545,638)
Cash paid for purchase of Lexol assets	(5,971,432)	—
Cash paid for purchase of California Scents	(76,048,653)	—
Net cash used by investing activities	(82,643,331)	(539,238)
CASH FLOWS FROM FINANCING ACTIVITIES
Cash paid for stockholder loans	(9,000,000)	—
Borrowings on revolving line of credit	11,350,000	1,764,000
Payment on revolving line of credit	(13,123,147)	—
Cash received from long‑term liabilities	140,000,000	356,110
Cash paid to reduce long‑term liabilities	(47,286,817)	(7,863,746)
Cash received from issuance of common stock	4,480,000	16,667
Cash paid for debt issuance costs	(2,595,857)	—
Net cash flows from (used by) financing activities	83,824,179	(5,726,969)
Effect of exchange rates	(38,459)	4,204
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,632,657	(1,316,678)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	1,126,960	2,443,638
CASH AND CASH EQUIVALENTS AT END OF YEAR	$8,759,617	$1,126,960
NON‑CASH INVESTING AND FINANCING ACTIVITIES:

Stock issued for subscriptions receivable	$280,000	$33,333
SUPPLEMENTAL CASH FLOW INFORMATION:

Cash paid for interest	$4,925,906	$3,618,824
Cash paid for income taxes	$4,331,198	$3,177,100

The accompanying notes are an integral part of the financial statements.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Business Activity
Handstands Holding Corporation (Handstands) was formed on April 23, 2013 as a Delaware corporation and purchased American Covers, Inc. dba Handstands (ACI), a Utah Corporation, on May 1, 2013.
ACI designs and distributes automotive fragrance and appearance products, automotive accessories, consumer electronic accessories, and custom branded merchandise in the United States and certain countries around the world.
Handstands formed Handstands Promo, Inc. (HPI) as a Utah Corporation on November 14, 2013 to transfer operations relating to ACI's promotional products division to a separate legal entity beginning December 31, 2013. HPI is 100% owned by ACI. The purpose of creating HPI was to more easily track the operations of the promotional products division in separate financial reports. Beginning in 2014, HPI included the results of operations of the promotional products division.
On May 1, 2015, ACI acquired certain assets and properties of the Lexol brand of Summit Industries, Inc. a Georgia corporation. The assets and properties acquired were Lexol branded leather cleaning and conditioning products.
On September 1, 2015, ACI purchased the stock of California Scents, a California corporation, and subsidiary. California Scents is engaged in the business of manufacturing and distributing air freshener products. Beginning September 1, 2015, Handstands includes the results of operations of California Scents.

Accounting Principles
Handstands Holding Corporation and subsidiaries' (collectively, the Company) accounting policies conform to accounting principles generally accepted in the United States of America (GAAP).

Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Handstands and its wholly‑owned subsidiaries. All significant intercompany balances and transactions have been eliminated in these consolidated financial statements.

Use of Estimates
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
Cash equivalents are generally comprised of certain highly liquid investments with maturities of three months or less at the date of purchase.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Trade Receivables
Trade receivables are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of the individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade receivables.

Inventories
Inventories, consisting of automotive accessories, consumer electronic accessories, and custom branded merchandise, are stated at the lower of cost or net realizable value. Cost is determined on a first‑in, first‑out basis.

Equipment and Improvements
Equipment and improvements are stated at cost net of accumulated depreciation. Expenditures that increase values or extend useful lives are capitalized over periods of 1 to 10 years depending on the asset classification. Estimated useful lives are 5 years for autos and truck, range from 1 to 5 years for warehouse and plant equipment, 3 to 5 years for furniture and equipment, and 3 to 10 years for leasehold improvements. Routine maintenance and repairs are charged to expense in the year incurred. Depreciation is computed using the straight‑line method over the estimated useful lives of the assets. Depreciation begins in the month of acquisition or when constructed or developed assets are ready for their intended use.

Depreciation is generally classified within the corresponding cost of sales and operating expense category in the consolidated statement of comprehensive loss. During 2015, depreciation expense was $920,447 of which $293,087 was included in cost of sales, $71,669 in selling and marketing, $512,217 in general and administrative, and $43,474 in research and development costs. During 2014, depreciation expense was $791,114 of which $244,285 was included in cost of sales, $52,409 in selling and marketing, $440,963 in general and administrative, and $53,457 in research and development costs.

Intangible Assets and Goodwill
Intangible assets with finite lives are amortized using the straight‑line method over their estimated useful lives.

Goodwill is recorded at cost and is not amortized. Goodwill is reviewed for impairment at least annually, or whenever events or changes in circumstances indicate that the carrying amount may be impaired. As of December 31, 2015 and 2014, respectively, no impairment of goodwill has occurred.

Debt Issuance Costs
Debt issuance costs are stated at historical cost and are being amortized over the period of the respective loan.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Impairment of Long‑Lived Assets
Long‑lived assets, including equipment and improvements, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying value of the assets might not be recoverable. Impairment losses are recognized for the amount by which an asset's carrying value exceeds its future expected undiscounted cash flows. No impairment of long‑lived assets occurred during the years ended December 31, 2015 and 2014, respectively.

Reclassifications
Certain prior year items have been reclassified to conform to the current year presentation.

Income Taxes
Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to the difference between the basis of certain assets and liabilities for financial reporting and income tax reporting. Valuation allowances are established, if necessary, to reduce the deferred tax asset to the amount that will more likely than not be realized.

Revenue Recognition
The Company’s revenue is from the sale of its products. Revenue is recognized when title, ownership and risk of loss pass to the customer. Discounts are offered to customers for early payment and an estimate of the discount is recorded as a reduction of net sales in the same period as the sale. Their standard sales terms are final and returns or exchanges are not permitted unless a special exception is made. Reserves are established and recorded in cases where the right of return does exist for a particular sale.

The Company offers a variety of programs, such as cooperative advertising and similar customer rebate programs, primarily to its retail customers, designed to promote sales of its products. Such programs require periodic payments and allowances based on estimated results of specific programs and are recorded as a reduction to net sales. The Company accrues, at the time of sale, the estimated total payments and allowances associated with each transaction. Additionally, the Company offers programs directly to customers to promote the sale of its products. Promotions which reduce the ultimate customer sale prices are recorded as a reduction of net sales at the time the promotional offer is made, generally using estimated redemption and participation levels. The Company continually assesses the adequacy of accruals for customer and consumer promotional program costs not yet paid. To the extent total program payments differ from estimates, adjustments may be necessary. Historically, these adjustments have not been material.

Shipping and Handling Costs
Shipping and handling expenses for products shipped to customers are included in cost of goods sold.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising and Promotion
All costs associated with advertising and promoting the Company's goods and services are expensed in the year incurred. Advertising expense totaled $1,856,684 and $1,114,115 for the years ended December 31, 2015 and 2014, respectively.

Research and Development
Research and development costs are expensed when incurred.

New Accounting Pronouncements
On May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") 2014‑09, Revenue from Contracts with Customers ("ASU 2014‑09"). ASU 2014‑09 provides a single comprehensive revenue recognition model for all contracts with customers to improve comparability within industries, across industries, and across capital markets. On August 12, 2015, the FASB issued a one‑year deferral of the effective date of the ASU. The update will now be effective for the Company beginning in 2018. The Company is in the process of evaluating the impact the revised guidance will have on its financial statements.

In April 2015, the FASB issued ASU 2015‑03, Interest ‑ Imputation of Interest (Subtopic 835‑30): Simplifying the Presentation of Debt Issuance Cost ("ASU 2015‑03"). ASU 2015‑03 requires that debt issuance costs related to a recognized debt liability be presented as a direct deduction from the carrying amount of the debt, consistent with debt discounts. ASU 2015‑03 is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2015. Early application is permitted. Retrospective application is required for all relevant prior periods. The Company is still evaluating the effect the pronouncement will have on its financial statements; however, the Company does not expect the adoption of this ASU to have a material impact on its financial statements. The Company will adopt ASU 2015‑03 effective January 1, 2016.

In November 2015, the FASB issued ASU 2015‑17, Balance Sheet Classification of Deferred Taxes (Topic 740) (“ASU 2015‑17”), which eliminates the current requirement for companies to present deferred tax liabilities and assets as current and non‑current in a classified balance sheet. To simplify the presentation of deferred income taxes, ASU 2015‑17 requires that deferred tax liabilities and assets be classified as non‑current in a classified statement of financial position. ASU 2015‑17 is effective for fiscal years beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is permitted as of the beginning of an interim or annual period. The Company is currently in the process of evaluating the impact of ASU 2015‑17 on their financial position and results of operations.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
In February 2016, the FASB issued ASU 2016‑02, “Leases (Topic 842)” (“ASU 2016‑02”). The new guidance requires the recording of assets and liabilities arising from leases on the balance sheet accompanied by enhanced qualitative and quantitative disclosures in the notes to the financial statements. The new guidance is expected to provide transparency of information and comparability among organizations. ASU 2016‑02 is effective for fiscal years beginning after December 31, 2018, including interim periods within that reporting period. Early adoption is permitted as of the beginning of an interim or annual period. The Company is currently in the process of evaluating the impact of ASU 2016‑02 on their financial position and results of operations.

Concentrations of Credit Risk
The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of temporary cash investments and trade accounts receivable.
The Company maintains its cash balances at a financial institution. At times such investments may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.
As of and for the year ended December 31, 2015, concentrations of trade accounts receivable and net sales were as follows:

	Trade Accounts Receivable	Net Sales
Customer A	19%	29%
Customer B	19%	12%
The Company believes the concentrations of credit risk in trade accounts receivable are limited because the Company routinely assesses the financial strength of its customers before extending credit.
For the period ended December 31, 2015, concentrations of direct materials purchases were as follows:

	Accounts Payable	Cost of Sales
Supplier A	8%	21%
The Company believes alternative sources of materials are available in the event that the supplier is unable to meet the Company's needs.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subsequent Events
Management of the Company has evaluated subsequent events through July 22, 2016, which is also the date the financial statements were available to be issued. No subsequent events were noted during this evaluation that require recognition or disclosure in these financial statements, except those discussed in Note 18.

NOTE 2 - OTHER RECEIVABLES
Other receivables are as follows:

	2015	2014
Miscellaneous receivables	$414,440	$195,236
Income tax refunds receivable	1,432,790	3,669
	$1,847,230	$198,905

NOTE 3 - INVENTORIES
Inventories consist of the following:

	2015	2014
Raw materials	$5,681,673	$1,941,178
Finished goods	15,629,015	13,952,680
Obsolescence reserve	(588,212)	(151,087)
	$20,722,476	$15,742,771

NOTE 4 - OTHER CURRENT ASSETS
Other current assets are as follows:

	2015	2014
Deferred income taxes	$782,216	$415,939
Prepaid expenses	2,371,200	1,805,932
	$3,153,416	$2,221,871

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 5 - EQUIPMENT AND IMPROVEMENTS
Equipment and improvements are as follows:

	2015	2014
Cost:
Autos and trucks	$98,036	$81,836
Warehouse and plant equipment	2,486,501	972,078
Furniture and equipment	1,459,504	1,036,622
Leasehold improvements	1,473,970	1,363,730
	5,518,011	3,454,266
Less accumulated depreciation	(2,264,303)	(1,343,857)
Net book value	$3,253,708	$2,110,409

NOTE 6 - INTANGIBLE ASSETS
Intangible assets consist of the following:

2015	Cost	Accumulated Amortization	Net Book Value
Intangible Assets Not Subject to Amortization:
Goodwill	$58,028,753	$—	$58,028,753
Intangible Assets Subject to Amortization:
Customer relationships	$83,712,000	$(13,427,287)	$70,284,713
Trademarks	21,608,000	(4,154,483)	17,453,517
Patents	11,520,000	(3,096,311)	8,423,689
Noncompete agreements	3,357,000	(3,323,333)	33,667
Debt issuance costs	2,595,857	(173,057)	2,422,800
Trade names	7,500,000	(184,444)	7,315,556
	$130,292,857	$(24,358,915)	$105,933,942

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 6 - INTANGIBLE ASSETS (CONTINUED)

2014	Cost	Accumulated Amortization	Net Book Value
Intangible Assets Not Subject to Amortization:
Goodwill	$33,184,254	$—	$33,184,254
Intangible Assets Subject to Amortization:
Customer relationships	$44,612,000	$(7,619,500)	$36,992,500
Trademarks	21,608,000	(2,596,552)	19,011,448
Patents	11,520,000	(1,935,194)	9,584,806
Noncompete agreements	3,357,000	(3,298,083)	58,917
Debt issuance costs	1,004,139	(334,713)	669,426
	$82,101,139	$(15,784,042)	$66,317,097
The intangible assets subject to amortization are amortized using the straight‑line method over the following estimated useful lives:

Customer relationships	12 ‑ 180 months
Trademarks	60 ‑ 180 months
Patents	36 ‑ 180 months
Noncompete agreements	18 ‑ 48 months
Debt issuance costs	60 months
Amortization of intangible assets for the years ended December 31, 2015 and 2014 totaled $9,579,012 and $9,266,781, respectively. Future estimated amortization is as follows:

2016	$11,795,297
2017	11,753,464
2018	11,605,714
2019	11,536,047
2020	11,268,512
Thereafter	47,974,908
$105,933,942
Total debt issuance costs capitalized during the periods ended December 31, 2015 and 2014 amounted to $2,595,857 and $1,004,139, respectively. During 2015, the Company early extinguished all debt related to the $1,004,139 of debt issuance costs capitalized as of December 31, 2014 and recorded a loss on extinguishment of debt totaling $535,541 which is included in interest expense during 2015.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 6 - INTANGIBLE ASSETS (CONTINUED)
Amortization of debt issuance costs recorded during the periods ended December 31, 2015 and 2014 were $844,333 and $200,828, respectively, and are included in interest expense in the accompanying consolidated statements of comprehensive loss. Accumulated amortization at December 31, 2015 and 2014 amounted to $173,057 and $334,713, respectively.

NOTE 7 - ACCRUED EXPENSES
Accrued expenses are as follows:

	2015	2014
Accrued customer programs	$1,163,615	$1,208,268
Accrued employee compensation	1,154,999	547,350
Accrued interest payable	1,213,275	552,448
Other accrued liabilities	1,044,412	475,235
	$4,576,301	$2,783,301

NOTE 8 - OTHER CURRENT LIABILITIES
Other current liabilities are as follows:

	2015	2014
Short‑term liabilities	$85,791	$60,801
Customer deposits	898,133	79,494
Current portion of long‑term debt	2,128,927	75,208
Federal income taxes payable	—	15,123
	$3,112,851	$230,626

NOTE 9 - INCOME TAXES
The components of income tax expense (benefit) attributable to continuing operations are as follows:

	2015	2014
Current income taxes	$3,076,199	$3,114,102
Deferred income taxes	(2,644,042)	(3,509,171)
	$432,157	$(395,069)

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 9 - INCOME TAXES (CONTINUED)
The net deferred income tax assets (liabilities) in the accompanying balance sheets include the following amounts of deferred income tax assets and liabilities:

	2015	2014
Deferred income tax assets:
Accrued vacation	$124,653	$31,316
Allowance for doubtful accounts	43,407	14,280
Inventory valuation allowance	240,755	59,381
Section 263(a) adjustment	420,444	330,960
Debt issuance costs	728	—
Transaction costs	296,493	15,274
Total deferred income tax assets	1,126,480	451,211
Less deferred income tax liabilities:
Intangible amortization	(22,612,676)	(24,617,777)
Depreciation differences	(334,402)	(325,847)
Income recognition	(47,771)	(19,998)
Total deferred income tax liabilities	(22,994,849)	(24,963,622)
Net deferred income tax liabilities	$(21,868,369)	$(24,512,411)
Deferred income taxes are disclosed in the balance sheets as follows:

	2015	2014
Other current assets	$782,216	$415,939
Deferred income taxes	(22,650,585)	(24,928,350)
	$(21,868,369)	$(24,512,411)

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 9 - INCOME TAXES (CONTINUED)
The income tax rate differs from the statutory federal income tax rate primarily due to non‑deductible expenses, state income taxes, and credits.
A reconciliation of income taxes with the amounts computed at the statutory federal income tax rate follows:

	2015		2014
Statutory federal rate	$(356,217)	34.0%	$(199,803)	34.0%
State income taxes, net of federal tax benefit	(34,107)	3.7	(19,131)	3.3
Permanent differences	(31,130)	3.0	9,438	(1.6)
Credits	(57,763)	5.5	(54,189)	9.2
Changes in state tax rates	702,007	(67.0)	149,878	(25.5)
Other	209,367	(20.0)	(281,262)	47.9
	$432,157	(40.8)%	$(395,069)	67.3%
The $702,007 changes in state tax rates for 2015 is due to a change in the effective state rate from 5.3% to 6.9% from 2014 to 2015. This was largely due to California Scents' presence in California and Pennsylvania. The $149,878 changes in state tax rates for 2014 is due to the change in the effective state rate from 5.0% to 5.3%. This change was largely due to ACI and Promo's increased presence in Pennsylvania when compared to prior years.
Other adjustments of $209,367 were reported in 2015 to correct an extension payment for 2015 was reported as a tax payment for 2014. Other adjustments of $281,262 were reported in 2014 to adjust tax depreciation and domestic production from what was originally included in the 2014 income tax provision calculation versus the final amounts reported in the 2014 tax return.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 10 - LONG‑TERM DEBT
Long‑term debt consists of the following:

	2015	2014
Term note to a financial institution, interest at LIBOR rate plus 4.75%, replaced by term loan obtained in September 2015 (see discussion following)	$—	$43,009,958
Notes issued to stockholders, interest at 8.5%, interest due quarterly, paid in full from proceeds from the term loan obtained in September 2015	—	9,000,000
Term note to a financial institution, interest at LIBOR rate plus 4.75% (5.75% at December 31, 2015), due in quarterly installments including various principal amounts including interest, secured by certain ACI assets, due in 2020 (see discussion following)	95,800,000	—
Second lien term notes to a financial institution, interest at LIBOR rate plus 8.5% (9.5% at December 31, 2015), interest due monthly, principal payment is due in 2020 (see discussion following)	40,000,000	—
Note to an equipment finance company, interest at 2.9%, principal and interest payments of $6,746 due monthly, maturity date is May 2017, secured by certain ACI assets	105,547	182,406
	135,905,547	52,192,364
Less current portion of long‑term debt	(2,128,927)	(75,208)
Long‑term debt excluding current portion	$133,776,620	$52,117,156
Aggregate maturities of long‑term debt in each of the next five years are as follows:

2016	$2,128,927
2017	5,026,620
2018	5,000,000
2019	5,000,000
2020	118,750,000
Thereafter	—
$135,905,547

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 10 - LONG‑TERM DEBT (CONTINUED)
During 2015, the Company obtained a new term loan of $100,000,000 and three second lien term loans totaling $40,000,000. With proceeds from the term loan and second lien term loans the Company purchased the stock of California Scents, paid off the term loan that was outstanding as of December 31, 2014, and paid off the outstanding stockholder notes that were outstanding as of December 31, 2014.
The Company recorded interest expense of $511,397 and $765,000 and paid interest of $639,247 and $765,000 on the outstanding stockholder notes payable during the years ended December 31, 2015 and 2014.

NOTE 11 - REVOLVING LINE OF CREDIT
As of December 31, 2014, the Company had a $12,500,000 revolving line of credit which increased to a $15,000,000 revolving line of credit during 2015. Interest incurred on the revolving line of credit is at LIBOR rate plus 4.75% (5.75% at December 31, 2015 and 2014), with the financial institution that holds the term loan. The revolving line of credit agreement expires in 2020. As of December 31, 2015 and 2014, the total amount drawn on the revolving line of credit was $0 and $1,764,000, respectively.

NOTE 12 - STOCK SUBSCRIPTIONS RECEIVABLE
During 2014, the Company advanced a certain member of management $33,333 to purchase equity in the Company. The note is due in a single lump sum payment on May 31, 2024 and accrues interest annually at 1.09%.
During 2015, the Company made advances of $280,000 to certain members of ACI management to purchase equity in the Company. The notes accrue interest annually at 1.09% and are due at the earliest day of the either a date on which a liquidity event occurs, the repurchase closing date, or the date the member of management's employment terminates with the Company.
The amount advanced by the Company outstanding as of December 31, 2015 and 2014 was $2,588,333 and $2,308,333, respectively, and is reported as stock subscriptions receivable in the equity section of the balance sheet. The Company reported interest income of $25,566 and $24,738 on the outstanding notes during the years ended December 31, 2015 and 2014, respectively. Interest receivable of $66,836 and $41,270 was included in other receivables on the balance sheet as of December 31, 2015 and 2014, respectively.

NOTE 13 - PROFIT SHARING PLAN
The Company sponsors the American Covers, Inc. Profit Sharing Plan (the Plan). The Plan is a defined contribution plan that covers employees meeting minimum age and service requirements. Participants can contribute a percentage of their compensation to the Plan and receive an employer matching contribution at the discretion of the Company's Board of Directors.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 13 - PROFIT SHARING PLAN (CONTINUED)
The Company makes matching contributions in the amount of 100% of an employee's contribution up to 2% of total participant compensation and 50% of employee's next 4% contributed. The Company matched $201,631 and $187,924 in retirement contributions during the years ended December 31, 2015 and 2014, respectively.

NOTE 14 - OPERATING LEASES
The Company leases office space in Draper, Utah, from an office leasing company which is owned by certain individuals that own stock in the Company. The lease is considered to be an operating lease which expires in October 2021. Total rent expense for the office space in Draper, Utah, for the years ended December 31, 2015 and 2014, was $351,000 and $351,000, respectively. The rent expense incurred on this lease was included in the general and administrative expenses in the consolidated statements of comprehensive loss for 2015 and 2014, respectively.
The Company leases warehouse space in Salt Lake City, Utah, under an operating lease agreement which expires in May 2026. Total rent expense for the warehouse space in Salt Lake City, Utah, for the year ended December 31, 2015 and 2014, was $898,684 and $762,981, respectively.
As part of the the acquisition of California Scents, on September 1, 2015, the Company entered into lease agreements for office space in Irvine, California, and warehouse space in Glenshaw, Pennsylvania. The lease in Irvine, California, is with an individual who purchased stock in the Company on September 1, 2015. The lease expires in August 2016. Total rent expense for the office space in Irvine, California, totaled $150,100 during 2015. The rent expense incurred on this lease was included in the general and administrative expenses in the consolidated statements of comprehensive loss for 2015.
The lease for warehouse space in Glenshaw, Pennsylvania, is with an individual who purchased stock in the Company on September 1, 2015. The lease expires in 2019. Total rent expense for the warehouse lease in Pennsylvania totaled $226,252. The rent expense incurred on this lease was included in cost of sales in the consolidated statements of comprehensive loss for 2015.
Future minimum lease payments for subsequent years are as follows:

	Related Entities	Other Entity	Total
2016	$1,542,667	$1,035,033	$2,577,700
2017	1,186,000	1,247,351	2,433,351
2018	1,186,000	1,284,771	2,470,771
2019	1,186,000	1,323,314	2,509,314
2020	351,000	1,363,014	1,714,014
Thereafter	292,500	8,119,983	8,412,483
	$5,744,167	$14,373,466	$20,117,633

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 14 - OPERATING LEASES (CONTINUED)
The above rental expenses will be offset by $13,956 in sublease rental income through multiple lease agreements expiring through March 2016.
Lease expense, net of sublease income, for the years ended December 31, 2015 and 2014, was $1,459,526 and $950,075, respectively.

NOTE 15 - COMMITMENTS AND CONTINGENCIES
Litigation ‑ In the normal course of business, the Company is party to various claims, actions, and complaints. In the opinion of management, the resolution of these matters will not have a material adverse effect on the Company's financial position.
Warranty Obligations ‑ The Company provides a satisfaction guarantee on all products. Historically, these obligations have not been significant and the Company does not expect these obligations to become significant in the future. No related liability has been accrued as of December 31, 2015 and 2014, respectively.

NOTE 16 - RELATED PARTY TRANSACTIONS
The majority stockholder charged the Company management fees totaling $60,675 and $31,252 during the years ended December 31, 2015 and 2014, respectively. The majority stockholder's management fees are included in the accompanying consolidated statements of comprehensive loss.

NOTE 17 - BUSINESS COMBINATIONS
Lexol Asset Purchase
ACI, acquired certain assets and properties of the Lexol brand of Summit Industries, Inc., a Georgia corporation, on the acquisition date of May 1, 2015. The consideration paid for the purchased assets was $5,971,332.
The Company, in its purchase of certain assets and properties, has purchased the inputs and processes necessary to generate outputs of the Lexol Brand. The Company has obtained inputs such as those mentioned above (inventory, intangible assets or rights to use long‑lived assets, intellectual property, the ability to obtain access to necessary materials or rights).
A business consists of inputs and processes applied to those inputs that have the ability to create outputs and the Company has been applying the acquired inputs and processes to generate outputs. The Company has concluded that the purchase of the certain assets and properties of the Lexol brand constitutes a business combination under ASC 805, Business Combinations.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 17 - BUSINESS COMBINATIONS (CONTINUED)
As the purchase constitutes a business combination, in accordance with ASC 805, the acquisition‑related costs, such as finder’s fees, advisory, legal, accounting, valuation, and other professional or consulting fees were expensed.
In accordance with ASC 805, the consideration transferred in the business combination was measured at fair value as of the acquisition date and goodwill was recognized and measured as described in ASC 805. Assets acquired and liabilities assumed were recorded in the balance sheet at their estimated fair values as of May 1, 2015.
The Company allocated $4,900,000 of the purchase price to identifiable intangible assets consisting of trade names and customer relationships. The identified intangible assets have estimated lives of 1 to 15 years as estimated by an independent valuation specialist. During the year ended December 31, 2015, the Company recorded $344,444 in amortization of intangible assets obtained in the Lexol brand asset purchase.
The following table includes the consideration given and estimated fair values at the
May 1, 2015 acquisition date for all assets acquired:

Consideration given:
Cash	$5,971,332
Net assets acquired at fair values:
Inventory	$541,050
Trade names	700,000
Customer relationships	4,200,000
Goodwill	530,282
$5,971,332
California Scents Stock Purchase
On September 1, 2015, ACI purchased 100% of the outstanding stock of California Scents, a California corporation. Total consideration amounted to $78,122,737.
ACI's acquisition was accounted for as a purchase business combination. Assets acquired and liabilities assumed were recorded in the balance sheet at their estimated fair values as of September 1, 2015.
As of December 31, 2015, the Company allocated $41,700,000 of the purchase price to identifiable intangible assets consisting of trade names and customer relationships. The identified intangible assets have estimated lives of 1 to 15 years as estimated by an independent valuation specialist. During the year ended December 31, 2015, the Company recorded $1,208,687 in amortization of intangible assets obtained in the California Scents purchase.

HANDSTANDS HOLDING CORPORATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE 17 - BUSINESS COMBINATIONS (CONTINUED)
The following table includes the consideration given and estimated fair values at the September 1, 2015 acquisition date for all assets acquired and liabilities assumed:

Consideration given:
Senior debt	$76,791,000
Working capital adjustment	(180,625)
Assumed liabilities	1,512,362
$78,122,737
Net assets acquired at fair values:
Cash	$561,722
Accounts receivable	4,156,517
Inventory	5,573,494
Prepaid expenses and other current assets	280,770
Property and equipment	1,440,500
Trade names	6,800,000
Customer relationships	34,900,000
Goodwill	24,409,734
$78,122,737

NOTE 18 - SUBSEQUENT EVENTS
During 2016, the Company has made multiple draws on its revolving line of credit totaling $7,500,000. See Note 11 for further information on the terms of the revolving line of credit.
Effective on March 3, 2016, and closed under an accelerated date of April 29, 2016, the Company acquired certain assets and properties and assumed certain liabilities of the Eagle One brand of Niteo Products, LLC. The consideration paid for the conveyed assets was $9,500,000, plus an accelerated closing increased cost of $2,028,160, for a total of $11,528,160. The consideration paid was financed from cash held by the Company and a draw on its revolving line of credit.
On May 24, 2016, the Company entered into an agreement and plan of merger with Energizer Holdings, Inc., a Missouri corporation, and Energizer Reliance, Inc., a Delaware corporation, effective July 1, 2016. At the effective time of the merger all shares of the outstanding stock of the Company were exchanged for the purchase price of $340,000,000, subject to adjustments in respect of working capital, cash, debt and transaction expenses. In conjunction with the merger, the long‑term debt (see Note 10), the bank revolving line of credit (see Note 11), and the stock subscriptions receivable (see Note 12) were paid in full.